EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Fred M. Powell, Chief Financial Officer of Beijing Med-Pharm Corporation (the “Company”), hereby certify that, based on my knowledge:
(1)	The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FRED M. POWELL

Fred M. Powell
Chief Financial Officer
August 14, 2007

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